INVESTMENTS	6 Months Ended
Jun. 30, 2017
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS
NOTE 3 - INVESTMENTS

The Company follows Topic 820, “Fair Value Measurement”, of FASB ASC. Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value should be based on assumptions that market participants would use.

In determining the fair value, the Company assesses the inputs used to measure fair value using a three-tier hierarchy, as follows:

Level 1 -	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Companies have the ability to access at the measurement date.

Level 2 -	Inputs to the valuation methodology include:

•	Quoted prices for similar assets or liabilities in active markets;

•	Quoted prices for identical or similar assets or liabilities in inactive markets;

•	Inputs other than quoted prices that are observable for the asset or liability;

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 -	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

As of June 30, 2017 the Company owns 3.8 percent ownership interest in an entity which was originally valued at approximately $258 using Level 1 inputs; however, the Company has determined  that value of the investment is impaired.

In March 2017 the Company invested an amount of $2,000 for 7% of White Line B.V., a limited company incorporated in the Netherlands. Because White Line B.V. is a private, closely-held company, there is no active market for this investment. Therefore, the Company believes that its cost is the best indicator of its fair value. Because of management’s belief that the cost of the investment is the best indicator of its fair value, the investment is classified as level 3 as described above. In October 2017, the Company invested an additional amount of $1,500 for additional 5% of the company.

Should the value of this investment decrease, a company related to the main shareholder has guaranteed to repurchase this investment at a minimum amount of $3,500. The guaranty is effective after three years of the date of purchase and terminates after five years.

The Company accounts for investments in the equity securities of companies which represent an ownership interest of 20% to 50% and the ability to exercise significant influence, provided that ability does not represent control, using the equity method. The equity method requires the Company to recognize its share of the net income (loss) of its investees in the consolidated statement of operations until the carrying value of the investment is zero.